HIT AT A GLANCE

•A $6.6 billion investment grade fixed-income mutual fund

•Specializes in the highest credit quality multifamily mortgage backed securities.

•35-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.

•100% union labor requirement for all on-site construction.

ANNUALIZED RETURNS

As of September 30, 2019

12%
10%
8%
6%
4%
2%
0%
10.76%
10.35%
10.30%
9.34%
3.15%
2.75%
2.92%
2.33%
3.66%
3.24%
3.38%
2.88%
4.05%
3.62%
3.75%
3.12%
1-YEAR
3-YEAR
5-YEAR
10-YEAR
HIT GROSS
HIT NET
BARCLAYS AGGREGATE
AAA COMPONENT BARCLAYS AGGREGATE

BENEFITS OF THE HIT

•Core fixed-income option with a strong performance record.

•Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.

•Ongoing yield advantage positively contributes to its performance relative to the benchmark.

•High credit quality multifamily securities can make the HIT a lower risk investment than many other fixed-income vehicles.

•Can complement riskier investments in diversified portfolios.

•Good source of potential diversification due to concentration in multifamily securities (over 70% of portfolio) and lack of corporate bonds.

•Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

STRATEGY: OVERWEIGHT MULTIFAMILY MBS

•Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•Investment in high credit quality multifamily mortgage securities that can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

SECTOR ALLOCATION

As of September 30, 2019

RISK COMPARISON

As of September 30, 2019

	HIT	Barclays
Credit Profile
U.S. Government/Agency/AAA/Cash	94.80%	71.98%
A & Below	0.46%	24.55%
Yield
Current Yield	3.15%	3.01%
Yield to Worst	2.50%	2.28%
Interest Rate Risk
Effective Duration	5.50	5.85
Convexity	0.10	0.10
Call Risk
Call Protected	81%	73%
Not Call Protected	19%	27%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

continued

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

MIDWEST@WORK INITIATIVE* (2016 – PRESENT)

MINNEAPOLIS | SAINT PAUL | MILWAUKEE | ST. LOUIS | DETROIT | COLUMBUS | CHICAGO | CLEVELAND | PITTSBURGH | BUFFALO

34 Number of Investments Made	$646.6M HIT Investment Amount	$27.5M Building America NMTC Allocation	$1.4B Total Development Cost	4,380 Housing Units Created or Preserved
2,559 Low-and Moderate-Income Housing Units (58%)	11.8M Hours of Construction Work Generated	14,391 Total Jobs Created	$280.1M State, Local and Federal Tax Revenue Generated	$2.5B Total Economic Impact

PROJECT PROFILE: BASSETT CREEK APARTMENTS (MINNEAPOLIS, MN) •$37.6 million new construction project •Six-story project will create 139 units of housing	PROJECT PROFILE: ZVAGO COOPERATIVE AT LAKE SUPERIOR (DULUTH, MN) •$18.4 million new construction project •Four-story project will create 51 units of housing
•HIT investment $33.6 million •Creating an estimated 344,690 hours of union construction work (173 jobs)	•HIT investment of $14.0 million •Creating an estimated 176,940 hours of union construction work (89 jobs)*

NATIONWIDE ECONOMIC IMPACT OF INVESTMENTS* (1984 - present)

525 Projects	$30.8B in total economic benefits	$12.2B in personal income including wages and benefits, with $6.1 billion for construction workers	171.9M hours of on-site union construction work created	184,783 total jobs generated across communities	115,484 housing and healthcare units nationwide, with 67% affordable housing	$3.9B in tax revenues ($1.3 billion state/ local and $2.6 billion federal)

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com